Commitments	9 Months Ended
Sep. 30, 2026
Notes and other explanatory information [abstract]
Commitments

5.	Commitments

Ontario mineral claim holders must satisfy required annual units of assessment work to keep their claims in good standing. They must perform early exploration work and submit an assessment work report through the Mining Lands Administration System (MLAS). Current annual work commitment is $74,800 per annum on the Laird Lake claims. Assessment work has been completed to maintain these claims until January 2027.

Under the terms of the option agreement relating to the Laird Lake property, the Company was required to make a cash payment of $50,000 which was paid on July 29, 2026 to maintain its rights under the agreement. Following a strategic review of its exploration portfolio, the Company has elected to allow the Oneman Lake claims to lapse and intends to continue advancing the Laird Lake project.

As at September 30, 2026, the Company had approximately $410,000 unspent flow-through expenditure commitments, substantially all of which relate to critical mineral flow-through shares, which are required to be incurred by December 31, 2026.

Under the exploration agreement with WFN (Note 3), the Company contributes annually to a WFN community fund based on a percentage of exploration expenditures (to a maximum of $50,000 per year for the first three years) and funds WFN’s reasonable costs of implementing the agreement.

The Company also has commitments under agreements with related parties described in Note 6.